RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

The Company, which was formed in 2003 as a wholly-owned subsidiary of Frontline, was partially spun-off in 2004 and its shares commenced trading on the New York Stock Exchange in June 2004. A significant proportion of the Company's business continues to be transacted with related parties.

The Company has had transactions with the following related parties, being companies in which our principal shareholders Hemen Holding Ltd. and Farahead Investment Inc. (hereafter jointly referred to as "Hemen") and companies associated with Hemen have a significant direct or indirect interest:

–    Frontline

–	Frontline 2012 Limited ("Frontline 2012")
–    Frontline Shipping, Frontline Shipping II, Frontline Shipping III (collectively Frontline Charterers)

–	Seadrill

–	NADL

–	Golden Ocean Group Limited ("Golden Ocean")

–	United Freight Carriers ("UFC" - which is a joint venture approximately 50% owned by Golden Ocean)

–	Deep Sea

–	Golar LNG Limited ("Golar")

From September 2014, Golar ceased to be a related party to the Company, following disassociation through the sale of shares held by a company associated with Hemen.

The Consolidated Balance Sheets include the following amounts due from and to related parties, excluding direct financing lease balances (see Note 15):

(in thousands of $)	2014	2013
Amounts due from:
Frontline Charterers	30,714	—
Frontline Ltd	9,012	10,016
UFC	232	770
Deep Sea	1,338	—
NADL	—	2,163
Seadrill	111,195	300
Total amount due from related parties	152,491	13,249
Loans to related parties - associated companies, long-term
SFL West Polaris	—	100,383
SFL Deepwater	100,036	115,222
SFL Hercules	135,250	120,110
SFL Linus	110,745	195,000
Total loans to related parties - associated companies, long-term	346,031	530,715
Loans to related parties - others, long-term
Frontline Ltd	79,294	48,847
Total loans to related parties - others, long-term	79,294	48,847
Amounts due to:
Frontline Charterers	196	815
Frontline Management	848	1,011
Bluelot	—	6,064
Corte Real	—	6,018
Other related parties	65	57
Total amount due to related parties	1,109	13,965

SFL Deepwater, SFL Hercules and SFL Linus are wholly-owned subsidiaries which are not fully consolidated but are accounted for under the equity method as at December 31, 2014. In addition, at December 31, 2013, SFL West Polaris, Bluelot and Corte Real were also wholly-owned subsidiaries not fully consolidated but accounted for under the equity method (see Note 16: Investment in Associated Companies). The amounts due to Bluelot and Corte Real as at December 31, 2013, were the balances on the current accounts between those companies and Ship Finance. As described below in "Related party loans", at December 31, 2014 and 2013, the long-term loans from Ship Finance to SFL Deepwater, SFL Hercules, SFL Linus and SFL West Polaris (2013 only) are presented net of their respective current accounts.

Related party leasing and service contracts
As at December 31, 2014, 17 of the Company's vessels leased to the Frontline Charterers and two of its offshore supply vessels leased to subsidiaries of Deep Sea are recorded as direct financing leases. In addition, at December 31, 2014, four offshore supply vessels were leased to subsidiaries of Deep Sea and four drybulk carriers were leased to UFC under operating leases.

At December 31, 2014, the combined balance of net investments in direct financing leases with the Frontline Charterers and Deep Sea was $839.9 million (2013: $1,016.9 million) of which $37.5 million (2013: $45.1 million) represents short-term maturities.

At December 31, 2014, the net book value of assets leased under operating leases to Deep Sea and UFC was $198.9 million (2013: $212.9 million).

A summary of leasing revenues earned from the Frontline Charterers, Seadrill, Deep Sea and UFC is as follows:

(in millions of $)	2014	2013	2012
Operating lease income	26.4	24.0	20.7
Direct financing lease interest income	45.4	55.4	59.2
Finance lease service revenue	46.5	52.4	64.8
Direct financing lease repayments	43.1	47.4	52.8
Profit sharing revenues	33.8	0.8	52.2

In May 2013, the Company agreed to change the legal entity under the charters for five of the six vessels on charter to subsidiaries of Deep Sea Supply Plc. The new charterer is Deep Sea Supply Shipowning II B.V., a wholly-owned subsidiary of Deep Sea Supply BTG B.V., which is a joint venture owned 50% by Deep Sea Supply Plc. and 50% by BTG Pactual. The new charters became effective on May 31, 2013, and the main terms of the charters remain unchanged.

On December 30, 2011, amendments were made to the charter agreements with Frontline Shipping and Frontline Shipping II, which related to 28 vessels accounted for as direct financing leases. Four of those vessels were sold in 2012, four were sold in 2013, and a further three were sold in 2014. In terms of the amending agreements, the Company received a compensation payment of $106 million and agreed to a $6,500 per day reduction in the time charter rate of each vessel for the period January 1, 2012, to December 31, 2015. Thereafter, the charter rates revert to the previously agreed daily amounts. The leases were amended to reflect the compensation payment received and the reduction in future minimum lease payments to be received.

Prior to December 31, 2011, Frontline Shipping and Frontline Shipping II paid the Company profit sharing of 20% of their earnings on a time-charter equivalent basis from their use of the Company's fleet above average threshold charter rates each fiscal year. The amendments to the charter agreements made on December 30, 2011, increased the profit sharing percentage to 25% for future earnings above those threshold levels. Of the $106 million compensation payment received, $50 million represents a non-refundable advance relating to the 25% profit sharing agreement. The Company earned and recognized profit sharing revenue under these arrangements in the year ended December 31, 2014, of $nil (2013: $nil; 2012: $nil). As at December 31, 2014, there was $nil profit share accrued towards the reduction in the $50 million profit sharing advance, which must be reduced to $nil before the Company can recognize future income under the 25% profit sharing agreement.

The amendments to the charter agreements additionally provide that for the four year period of the temporary reduction in charter rates, Frontline Shipping and Frontline Shipping II will pay the Company 100% of any earnings on a time-charter equivalent basis above the temporarily reduced time charter rates, subject to a maximum of $6,500 per day per vessel. In the year ended December 31, 2014, the Company earned and recognized $32.7 million revenue under this arrangement (2013: $nil; 2012: $52.2 million), which is also reported under "Profit sharing revenues".

In the event that vessels on charter to the Frontline Charterers are agreed to be sold, the Company may either pay or receive compensation for the termination of the lease. In November 2014, three VLCCs, namely Front Comanche, Front Commerce and Front Opalia, on charter to the Frontline Charterers were sold and their leases cancelled, with agreed termination fees receivable of $49.2 million. Of the termination fees receivable, $10.5 million was received in cash and $38.7 million was received in the form of loan notes receivable over the approximately eight remaining years of the canceled leases. The initial face value of the notes received, on which interest at 7.25% is receivable, was $48.4 million and their initial fair value of $38.7 million was determined from analysis of projected cash flows, based on factors including the terms, provisions and other characteristics of the notes, default risk of the issuing entity, the fundamental financial and other characteristics of that entity, and the current economic environment and trading activity in the debt market. Subsequently, the notes are recorded at amortized cost (based on the fair value of the notes on the date of receipt) less adjustments for valuation losses. Any increase in estimated cash flows will be recorded as adjustments to the accredited yield. At December 31, 2014, no adjustments were made.

In January 2013 the non-double VLCC Edinburgh was sold and its lease cancelled, with an agreed termination fee payable of $7.8 million. In February 2013 and March 2013, the Suezmax tanker Front Pride and the OBO Front Guider were sold and their leases cancelled, with agreed termination fees receivable of $2.1 million and $11.7 million, respectively. In November 2013, the VLCCs Golden Victory and Front Champion were sold and their leases cancelled, with agreed termination fees receivable of $37.3 million and $30.4 million, respectively. Of the $67.7 million combined fees receivable for the two VLCCs sold in November 2013, $10.9 million was received in cash and $56.8 million was received in the form of loan notes receivable over the approximately eight remaining years of the cancelled leases. The initial face value of the notes received, on which interest at 7.25% is receivable, was $79.0 million and their initial fair value of $56.8 million was determined on the same basis as that used for the notes received in 2014. No adjustments were made to the valuation of these notes as at December 31, 2014 or December 31, 2013.

In the year ended December 31, 2014, the Company had four drybulk carriers operating on time-charters to UFC, which include profit sharing arrangements whereby the Company earns a 50% share of profits earned by the vessels above threshold levels. In the year ended December 31, 2014, the Company earned and recognized $1.1 million under this arrangement (2013: $0.8 million; 2012: $nil).

As at December 31, 2014, the Company was owed a total of $30.7 million (2013: $nil) by the Frontline Charterers in respect of leasing contracts and profit share.

At December 31, 2014, the Company was owed $9.0 million (2013: $10.0 million) by Frontline in respect of various short-term items, including the $7.8 million (2013: $7.6 million) carrying value of the short-term portion of loan notes receivable and $0.4 million (2013: $0.5 million) accrued interest on the loan notes. The Company also had a long-term loan of $79.3 million due from Frontline at December 31, 2014 (2013: $48.8 million), being the carrying value of the long-term portion of loan notes receivable.

At December 31, 2014, the Company was owed $0.2 million (2013: $0.8 million) by UFC in respect of profit share.

At December 31, 2014, the Company was owed $1.3 million (2013: $0.0 million) by Deep Sea in respect of leasing contracts.

At December 31, 2013 , the Company was owed $2.2 million by NADL (2014: $nil) by NADL in respect of pre-delivery loan charges relating to the harsh environment jack-up drilling rig delivered in February 2014 to the wholly-owned subsidiary SFL Linus, which is accounted for using the equity method (see Note 16). These charges were recoverable from NADL under the terms of the agreement to acquire the rig and lease it to them.

On December 30, 2014, the Company sold SFL West Polaris to Seadrill (see Note 16: Investment in Associated Companies). At December 31, 2014, the Company was owed $111.2 million by Seadrill in relation to this transaction. At December 31, 2013, the Company was owed $0.3 million by Seadrill in respect of commission receivable on a guarantee provided by the Company until July 2013 on the loan facility of Rig Finance II Limited, which was a subsidiary sold to Seadrill in June 2011.

The vessels leased to the Frontline Charterers are on time charter terms and for each such vessel the Company pays a management fee of $6,500 per day to Frontline Management (Bermuda) Ltd. ("Frontline Management"), a wholly owned subsidiary of Frontline. An exception to this arrangement is for any vessel leased to the Frontline Charterers which is sub-chartered on a bareboat basis, for which there is no management fee payable for the duration of the bareboat sub-charter. In the year ended December 31, 2014, the Company also had nine container vessels, fourteen drybulk carriers, two Suezmax tankers and two car carriers operating on time charter or in the spot market, for which the supervision of the technical management was sub-contracted to Frontline Management. In the year ended December 31, 2014, management fees payable to Frontline Management amounted to $48.4 million (2013: $54.2 million; 2012: $65.9 million).

In the year ended December 31, 2014, the Company had nine container vessels and fourteen drybulk carriers operating on time-charters, for which part of the operating management was sub-contracted to Golden Ocean. In the year ended December 31, 2014, management fees payable to Golden Ocean amounted to approximately $0.8 million (2013: $0.7 million; 2012: $0.5 million). Management fees are classified as vessel operating expenses in the consolidated statements of operations.

The Company paid a commission of 1% to Frontline Management in respect of all payments received in respect of the five-year sales-type leases on the Suezmax tankers Glorycrown and Everbright. This arrangement ended in September 2013, when the leases were terminated, following which we agreed to pay Frontline a management fee of 1.25% of chartering revenues. In 2014, $0.3 million was paid to Frontline Management pursuant to the new arrangement. Under the old arrangement $0.1 million was paid in 2013 and $0.1 million was paid in 2012.

The Company also paid $0.5 million in 2014 (2013: $0.4 million, 2012: $0.5 million) to Frontline Management for the provision of management and administrative services.

The Company pays fees to Frontline Management for the management supervision of some of its newbuildings, which in 2014 amounted to $2.9 million (2013: $2.4 million, 2012: $2.1 million).

The Company paid $0.4 million in 2014 (2013: $0.3 million; 2012: $0.4 million) to Frontline Management AS for the provision of office facilities in Oslo.

As at December 31, 2014, the Company owes Frontline Management and Frontline Management AS a combined total of $0.8 million (2013: $1.0 million) for various items, including newbuilding supervision fees, technical supervision fees and office costs.

The Company paid $0.1 million in 2014 (2013: $0.2 million; 2012: $0.2 million) to Golar Management UK Limited for the provision of office facilities in London. Golar Management UK Limited ceased to be a related party in October 2014.

Related party loans – associated companies
Ship Finance has entered into agreements with SFL West Polaris, SFL Deepwater, SFL Hercules and SFL Linus granting them loans of $145.0 million, $145.0 million, $145.0 million and $125.0 million, respectively. The loans to SFL West Polaris, SFL Deepwater and SFL Hercules are fixed interest rate loans, and the loan to SFL Linus was interest free until the newbuilding jack-up drilling rig was delivered to that company, since when it has been a fixed interest rate loan. These loans are repayable in full on July 11, 2023, October 1, 2023, October 1, 2023 and June 30, 2029, respectively, or earlier if the companies sell their drilling units. Ship Finance is entitled to take excess cash from these companies, and such amounts are recorded within their current accounts with Ship Finance. The loan agreements specify that the balance on the current accounts will have no interest applied and will be settled by offset against the eventual repayments of the fixed interest loans. In the year ended December 31, 2014, the Company received interest income on these loans of $6.5 million from SFL West Polaris (2013: $6.5 million; 2012: $6.5 million), $6.5 million from SFL Deepwater (2013: $9.6 million; 2012: $13.1 million), $6.5 million from SFL Hercules (2013: $3.5 million; 2012 $nil) and $4.9 million from SFL Linus (2013: $nil, 2012: $nil) totaling $24.4 million. SFL West Polaris ceased to be an associated company when it was sold on December 30, 2014.

Related party purchases and sales of vessels – 2014
The ultra deepwater drilling unit West Polaris is owned by SFL West Polaris, which was a wholly-owned subsidiary of Ship Finance accounted for using the equity method (see Note 16: Investment in Associated Companies). In December 2014, Seadrill advised the Company of its intention to exercise a purchase option, and the transaction was effected on December 30, 2014 as the sale of SFL West Polaris. The Company recorded a gain of $6.1 million on the sale, which was recorded as "Gain on sale of investment in associated company".

Related party purchases and sales of vessels – 2013
In July 2013, the Company announced the acquisition of the newbuilding harsh-environment jack-up drilling rig West Linus from a subsidiary of NADL, for a total acquisition cost of $600 million. The rig, which was delivered in February 2014, was leased back to a subsidiary of NADL for a period in excess of 15 years, and the subsidiary was granted four purchase options at dates during and at the end of the charter period. Additionally, Ship Finance has an option to sell the rig back to the subsidiary at the end of the charter period. The rig is owned by SFL Linus, a wholly-owned subsidiary of Ship Finance accounted for using the equity method (see Note 16: Investment in Associated Companies).